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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 April 28, 2006
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


            001-15489                                  65-0722193
            ---------                                  ----------
     (Commission File Number)                (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                               33181
                 --------------                               -----
    (Address of Principal Executive Offices)               (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 4.01  Changes in Company's Certifying Accountant

Filed as an Exhibit 16.05 hereto is a letter from the copy of a letter from the Company's former auditors, McClain and Company, L.C. ("McClain") addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K contained in the Company's Current Report on Form 8-K filed with the Commission on April 26, 2006 and, if not, stating the respects in which it does not agree.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

16.05 - Letter re: change in certifying accountants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  EPIXTAR CORP.
                                  (Registrant)


Date: May 3, 2006                 By /s/   IRVING GREENMAN
                                     ------------------------------------------
                                     Irving Greenman
                                     President and Chief Financial Officer